Exhibit 10.1.3

Avenant au contrat de licence de brevet N° C-00061901	Amendment to License contract # C-00061901

L’Institut Pasteur, Fondation reconnue d’utilité publique ayant son siège au 25-28, rue du Docteur Roux, ci-après dénommée « LE DONNEUR DE LICENCE »	lnstitut Pasteur, located at 25-28 rue du Docteur Roux - 75724 Paris Cedex 15- France (hereinafter the « Licensor »)

Représenté par le Pr. Alice DAUTRY, Directrice Générale,	Represented by Pr. Alice DAUTRY, President,

et	and

Cellectis, Société Anonyme inscrite au Registre du Commerce etdes Sociétés de Bobigny sous le n° 428 859 052, ayant son siège au 102 avenue Gaston Roussel - 93235 Romainville, ci après dénommée « LE PRENEUR DE LICENCE »	Cellectis, a company organized and existing under the laws of France, registered under the Registre du Commerce et des Sociétés of Bobigny under n° 428 859 052, located at 102 avenue Gaston Roussel - 93235 Romainville - France (hereinafter the « Licensee >>)

Représentée par M. André CHOULIKA, Directeur Général	Represented by Mr Andre CHOULIKA, Chief Executive Officer,
Préambule	Recitals

Le DONNEUR DE LICENCE est une fondation reconnue d’utilité publique, ayant pour objet la recherche dans le domaine de la santé.	Licensor is a charity foundation dedicated to research in the field of human health.

En sa qualité de co-propriétaire des BREVETS DU CONTRAT, mandaté par les co-propriétaires l’Université Pierre et Marie Curie, l’Institut Curie et le Centre Nationale de la Recherche Scientifique pour les représenter et négocier en ieur nom tout contrat de licence avec le PRENEUR DE LICENCE, LE DONNEUR DE LICENCE a concédé une licence exclusive au PRENEUR DE LICENCE le 19 juin 2000, jointe au présent avenant, ci après « LE CONTRAT DE LICENCE ».	As co-owner of the Agreement Patents, empowered by the co-owners Universtité Pierre et Marie Curie, lnstitut Curie and Centre National de la Recherche Scientifique to represent them and negotiate in their names any license agreement with Licensee, Licensor has executed an exclusive license with Licensee on June the 19th 2000, as attached to the present amendment, hereafter “the Agreement”.

Le 27 Décembre 2007, en applications des dispositions contenues au paragraphe 7.3 du CONTRAT DE LICENCE, le DONNEUR DE LICENCE et le PRENEUR DE LICENCE, après consultation mutuelle, ont décidé que les poursuites contre la société Précision Biosciences Inc (ci-après « LE CONTREFACTEUR ».), située au 104 T.W. Alexander Dr., Bldg. 7 Durham, NC 27713, Etats-Unis d’Amérique, en contrefaçon des BREVETS DU CONTRAT étaient de la responsabilité du PRENEUR DE LICENCE car destinée à la défense des intérêts commerciaux du PRENEUR DE LICENCE et en conséquence les parties ont souhaité appliquer ou amender LE CONTRAT DE LICENCE à cette fin.	On December 27, 2007, in furtherance of the provision regarding the protection of Licensee’s commercial interests as stated in section 7.3 of the Agreement, Licensor and Licensee, in mutual consultation, made the determination that suing the company Precision Biosciences Inc (hereinafter the “Infringer”), with principal place of business at 104 T.W. Alexander Dr., Bldg. 7 Durham, NC 27713, USA for infringement of the Agreement Patents was Licensee’s responsibility in order to protect said commercial interests, and consequently, the parties are willing to apply or amend the Agreement in that perspective.

II est dès lors convenu ce qui suit entre les parties:	It has therefore been agreed as follows between the Parties:
Article 1:	Article 1

Les mots en lettres capitales sont ceux définis dans LE CONTRAT DE LICENCE.	Capitalized words are defined as in the Agreement.
Article 2:	Article 2

En application de l’article 7 du CONTRAT DE LICENCE, le DONNEUR DE LICENCE s’engage à coopérer avec LE PRENEUR DE LICENCE dans le but de déterminer les arguments juridiques, scientifiques ou relatifs aux brevets utiles pour établir la contrefaçon et défendre la validité et la portée des BREVETS DU CONTRAT.	According to article 7 of the Agreement, Licensor shall undertake to cooperate with Licensee with a view to determining the legal, scientific, or patent arguments useful to establish the infringements and to defend the validity and scope of the Agreement Patents.

LE PRENEUR DE LICENCE poursuivra le CONTREFACTEUR en application des paragraphes 7.3, 7.4, 7.6 et 7.7 du CONTRAT DE LICENCE.	Licensee shall sue the Infringer according to sections 7.3, 7.4, 7.6 and 7.7 of the Agreement.
Article 3:	Article 3

Toutes les dispositions CONTRAT DE LICENCE qui ne sont pas modifiés par le présent amendement restent inchangées.	All provisions of the Agreement that are not amended by the present amendment remain unchanged.

Fait à Paris, le 26 février 2008	Done in Paris on February 26, 2008.

Le DONNEUR DE LICENCE	Le PRENNEUR DE LICENCE

The Licensor	The Licensee

Alice DAUTRY Directrice Générale	Andre CHOULIKA Directeur Général

Président	Chief Executive Officer